DREYFUS PREMIER VALUE EQUITY FUNDS

DREYFUS PREMIER VALUE FUND
(Class A, Class B, Class C, Class R, and Class T Shares)
DREYFUS PREMIER INTERNATIONAL OPPORTUNITIES FUND
(Class A, Class B, Class C, Class R, and Class T Shares)

STATEMENT OF ADDITIONAL INFORMATION
MARCH 1, 2004
AS REVISED APRIL 15, 2004

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier Value Fund and Dreyfus Premier International Opportunities Fund, each dated March 1, 2004, each a separate series (each, a "Fund" and collectively, the "Funds") of Dreyfus Premier Value Equity Funds (the "Company"), as each Prospectus may be revised from time to time. To obtain a copy of the relevant Fund's Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call 1-800-554-4611.

     The most recent Annual Report and Semi-Annual Report to Shareholders for each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

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DESCRIPTION OF THE COMPANY AND FUNDS

     The Company is a Massachusetts business trust that commenced operations on October 16, 1986. Each Fund is a separate portfolio of the Company, an open-end management investment company, known as a mutual fund. Dreyfus Premier International Opportunities Fund is a diversified fund, which means that, with respect to 75% of the Fund's total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by U.S. Government, its agencies or instrumentalities). Dreyfus Premier Value Fund is a non-diversified fund, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").

The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.
Certain Portfolio Securities

     The following information supplements and should be read in conjunction with the relevant Fund's Prospectus, except as otherwise indicated.

     Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decrease in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

     Depository Receipts. Each Fund may invest in the securities of foreign issuers in the form of American Depository Receipts or American Depository Shares ("ADRs"), and Global Depository Receipts or Global Depository Shares (collectively, "GDRs"), and other forms of depository receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

     These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository. A depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the
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depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Foreign Government Obligations; Securities of Supranational Entities. Each Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that the Manager determines to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for

Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Investment Companies. Each Fund may invest in securities issued by other investment companies. Under the 1940 Act, a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Each Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program in shares of one or more money market funds advised by the Manager. Such

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investments will not be subject to the limitations described above, except that a Fund's aggregate investment of invested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

     Warrants. (Dreyfus Premier Value Fund only) A warrant is a derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

     Zero Coupon, Pay-In-Kind and Step-Up Securities. (Dreyfus Premier Value Fund only) The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The Fund may invest in pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds. The Fund also may purchase step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."

     Illiquid Securities. Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

     Money Market Instruments. When the Manager determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. A Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investment Techniques

     The following information supplements and should be read in conjunction with the relevant Fund's Prospectus, except as otherwise indicated.

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     Borrowing Money. Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Although Dreyfus Premier International Opportunities Fund may borrow money for leveraging as described below, it currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of its total assets, the Fund will not make any additional investments.

     Leverage. Leveraging (that is, buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     A Fund may enter into reverse repurchase agreements with banks, broker-dealers, or other financial institutions. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, a Fund's borrowings generally will be unsecured.

     Short-Selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

     A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

     Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Lending Portfolio Securities. Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of
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all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements, or other high quality instruments with short maturities.

     Foreign Currency Transactions. Each Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

     Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund's success in these transactions will depend principally on the Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

     Derivatives. Each Fund also may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than traditional securities would. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, credit derivatives, and swap agreements. The Funds' portfolio managers may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail

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investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's performance.

     If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Neither the Company nor the Funds will be a commodity pool. In addition, the Company has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

     Futures Transactions--In General. Each Fund may enter into futures contracts in U.S. domestic markets, or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by a Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the

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possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC"), a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

     Specific Futures Transactions. Each Fund may purchase and sell stock index futures contracts. A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     Each Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     Each Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Options--In General. Each Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In

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such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Specific Options Transactions. Each Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     A Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     A Fund may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by a Fund of options will be subject to the ability of the Manager to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

     Future Developments. Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. Each Fund may purchase securities on a forward commitment or when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued, or delayed-delivery security are fixed when the Fund enters into the commitment but the Fund does not make a payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

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     Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

     Equity Securities. Equity securities, including common stocks, preferred stocks, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

     Each Fund may purchase securities of smaller capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

     Each Fund may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting the expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions.

     Each Fund may invest in securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or canceled.

     Foreign Securities. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because evidences of ownership of foreign securities usually are held outside the United States, a Fund investing in such securities will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency

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blockage or otherwise. Moreover, foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund's net asset value on days when investors have no access to the Fund.

     The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If the Fund is unable to hedge the U.S. dollar value of securities it owns denominated in such currencies, the Fund's net asset value will be adversely affected. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

     Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

     Lower Rated Securities. (Dreyfus Premier Value Fund only) The Fund may invest up to 20% of its net assets in higher yielding (and, therefore, higher risk) debt securities, such as those rated below Baa by Moody's Investors Service, Inc. ("Moody's") and below BBB by Standard & Poor's Ratings Services ("S&P") and Fitch Ratings ("Fitch," and with the other rating agencies, the "Rating Agencies") and as low as Caa by Moody's or CCC by S&P or Fitch (commonly known as junk bonds). They may be subject to certain risks and to greater market fluctuations than lower yielding investment grade securities. See "Appendix—Ratings Agencies" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     The market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

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     Because there is no established retail secondary market for many of these securities, the Fund may be able to sell such securities only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager's judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up bonds. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

     Simultaneous Investments. Investment decisions for each Fund are made independently from those of the other investment companies advised by the Manager. The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers or the trading desks will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. Each Fund, together with other investment companies or accounts advised by the Manager or its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Fund's ability to dispose of some or all of its positions should it desire to do so.

Investment Restrictions

     Under normal circumstances, each Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks (or other investments with similar economic characteristics). Each Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest 80% of its assets.

     Each Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, each Fund has adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below.

     Dreyfus Premier Value Fund. The Fund has adopted investment restrictions numbered 1 through 12 as fundamental policies, which cannot be changed without approval by the holders of a majority (as

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defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions number 13 and 14 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. Dreyfus Premier Value Fund may not:

     1. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

2. Purchase or retain the securities of any issuer if the officers, Trustees or Directors of the

Company or the Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     3. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indices, and options on futures contracts or indices.

     4. Purchase, hold or deal in real estate, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

     5. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     6. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     7. Make loans to others, except through the purchase of debt obligations. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board members.

     8. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     9. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     10. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

     11. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     12. Purchase warrants in excess of 2% of net assets. For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Fund in units or attached to securities shall not be included within this 2% restriction.

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     13. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     14. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

* * *

     Dreyfus Premier International Opportunities Fund. The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. Dreyfus Premier International Opportunities Fund may not:

1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to

25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     2. Hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of the Fund's total assets.

     3. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     4. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.

     8. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6 and 11 may be deemed to give rise to a senior security.

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     10. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

* * *

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to the investment restriction for each Fund pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

     The Company and the Manager have received an exemptive order from the SEC which, among other things, permits each Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.

MANAGEMENT OF THE COMPANY

     The Company's Board is responsible for the management and supervision of each Fund and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation	. Investment Adviser
Dreyfus Service Corporation	Distributor
Dreyfus Transfer, Inc	. Transfer Agent
Mellon Bank, N.A	. Custodian for Dreyfus Premier Value Fund
The Bank of New York	Custodian for Dreyfus Premier International
Opportunities Fund

Board Members of the Company-

Board members of the Company, together with information as to their positions with the
Company, principal occupations and other board memberships and affiliations, are shown below.

Name (Age)	Principal Occupation
Position with Company (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (60)	Corporate Director and	The Muscular Dystrophy Association,
Chairman of the Board	Trustee	Director
(1995)		Levcor International, Inc., an apparel fabric
processor, Director

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Name (Age)	Principal Occupation
Position with Company (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Century Business Services, Inc., a provider of
outsourcing functions for small and medium
size companies, Director
The Newark Group, a provider of a national
market of paper recovery facilities,
paperboard mills and paperboard converting
plants, Director

David W. Burke (67)	Corporate Director and	John F. Kennedy Library Foundation,
Board Member (1994)	Trustee	Director
U.S.S. Constitution Museum, Director

Diane Dunst (64)	President, Huntting House	None
Board Member (1990)	Antiques

Rosalind Jacobs (78)	Merchandise and Marketing	None
Board Member (1994)	Consultant

Jay I. Meltzer (75)	Physician, Internist and	None
Board Member (1991)	Specialist in Clinical
Hypertension
Clinical Professor of
Medicine at Columbia
University & College of
Physicians and Surgeons
Adjunct Clinical Professor of
Medicine at Cornell
Medical College

Daniel Rose (74)	Chairman and Chief	Baltic-American Enterprise Fund, Vice
Board Member (1992)	Executive Officer of Rose	Chairman and Director
	Associates, Inc., a New	Harlem Educational Activities Fund, Inc.,
	York based real estate	Chairman
	development and	Housing Committee of the Real Estate Board
	management firm	of New York, Inc., Director

Warren B. Rudman (73)	Of Counsel to (from January	Collins & Aikman Corporation, Director
Board Member (1993)	1993 to December 31, 2002	Allied Waste Corporation, Director
	Partner in) the law firm	Chubb Corporation, Director
	Paul, Weiss, Rifkind,	Raytheon Company, Director
	Wharton & Garrison	Boston Scientific, Director

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Name (Age)	Principal Occupation
Position with Company (Since)	During Past 5 Years	Other Board Memberships and Affiliations
Sander Vanocur (75)	President, Old Owl	None
Board Member (1992)	Communications

________________________________

- None of the Board members are "interested persons" of the Company, as defined in the 1940 Act.

     Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the audit committee is to oversee the Company's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Company for election to the Company's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Company also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Funds' investments. The audit committee met four times during the year ended October 31, 2003. The nominating, pricing and compensation committees did not meet during the year.

     The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.

		Dreyfus Premier	Aggregate Holding of Funds in the
	Dreyfus	International	Dreyfus Family of Funds for
	Premier Value	Opportunities	which Responsible as a Board
Name of Board Member	Fund	Fund	Member

Joseph S. DiMartino	None	None	Over $100,000
David W. Burke	None	None	Over $100,000
Diane Dunst	None	None	$1 - $10,000
Rosalind G. Jacobs	None	None	Over $100,000
Jay I. Meltzer	None	None	Over $100,000
Daniel Rose	None	None	Over $100,000
Warren B. Rudman	None	None	Over $100,000
Sander Vanocur	None	None	$1 - $10,000

As of December 31, 2003, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment

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company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

     The Company pays its Board members its allocated portion of an annual retainer of $25,000 and a fee of $4,000 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and eight other funds (comprised of 10 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended October 31, 2003, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2003, were as follows:

		Total Compensation
		From the Company and
	Aggregate Compensation From	Fund Complex Paid to Board
Name of Board Member	the Company*	Member**

Joseph S. DiMartino	$1,731	$800,306 (191)
David W. Burke	$1,386	$283,744 (84)
Diane Dunst	$1,386	$46,000 (12)
Rosalind Gersten Jacobs	$1,386	$116,500 (36)
Jay I. Meltzer	$1,386	$42,000 (12)
Daniel Rose	$1,287	$92,000 (23)
Warren B. Rudman	$1,386	$84,000 (21)

Sander Vanocur	$1,386	$96,000 (23)

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $6,599 for all Board members as a group.
**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member serves.
Officers of the Company
STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer,
and Chief Operating Officer of the Manager, and an officer of 95 investment companies
(comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is
58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised
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of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an
Executive Committee Member of certain other investment management subsidiaries of Mellon
Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President – Capital Markets, Chief Financial Officer and Treasurer at Gruntal
& Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General
Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 58 years old and has been an employee of the
Manager since June 1977.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager,
and an officer of 96 investment companies (comprised of 201 portfolios) managed by the
Manager. He is 45 years old and has been an employee of the Manager since April 1985.

JOHN B. HAMMALIAN, Secretary since March 2000. Associate General Counsel of the Manager, and an
officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is
40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000. Associate General Counsel and
Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of
201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the
Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000. Associate General Counsel of the
Manager, and an officer of 93 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

RICHARD CASSARO, Assistant Treasurer since December 2003. Senior Accounting Manager –
Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 100 portfolios) managed by the Manager. He is 44 years old and has been an employee of the
Manager since September 1982.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001. Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

ROBERT J. SVAGNA, Assistant Treasurer since December 2002. Senior Accounting Manager –
Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 36 years old and has been an employee of the
Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since August 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money
Laundering Compliance Officer of 91 investment companies (comprised of 196 portfolios)
managed by the Manager. He is 33 years old and has been an employee of the Distributor since
October 1998.

The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.
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     As of February 5, 2004, the Company's Board members and officers, as a group, owned less than 1% of the outstanding shares of each of the Fund's voting securities.

MANAGEMENT ARRANGEMENTS

Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial

Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

     The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Company and the Manager. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

     In approving the current Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Funds by the Manager; the investment management expertise of the Manager in respect of the Funds' investment strategies; the personnel, resources and experience of the Manager; the Funds' performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; the relationship between the fees paid to the Manager under the Agreement and the Company's Distribution Plan; and ancillary benefits the Manager may receive from its relationship with the Company.

     The following persons are officers and/or directors of the Manager: Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

     Mellon, the Manager's parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. The Manager has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon or its affiliates may possess with respect to such issuers.

     The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their
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personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     The Manager manages each Fund's investments in accordance with the stated policies of such Fund, subject to the approval of the Company's Board. The Manager is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Board to execute purchases and sales of securities. Dreyfus Premier Value Fund's portfolio manager is Douglas Ramos. Dreyfus Premier International Opportunities Fund's portfolio managers are D. Kirk Henry, Carolyn Kedersha, Andrea Clark, and Clifford Smith. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Manager.

     The Manager maintains office facilities on behalf of the Company, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Company. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fees paid by the Funds. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company include without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or any of its affiliates, SEC fees, state Blue Sky notification/qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Class B, Class C, and Class T shares of each Fund are subject to an annual distribution fee and Class A, Class B, Class C, and Class T shares of each Fund are subject to an annual service fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated between the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.

     As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 0.75% of the value of Dreyfus Premier Value Fund's average daily net assets, and 1.00% of the value of Dreyfus Premier International Opportunities Fund's average daily net assets. For the fiscal years ended October 31, 2001, 2002 and 2003, the management fees paid by Dreyfus Premier Value Fund amounted to $1,239,138, $1,054,296 and $882,350, respectively. For the fiscal years ended October 31, 2001, 2002 and 2003, the management fees payable by Dreyfus Premier International Opportunities Fund amounted to $68,030, $77,063 and $93,361, respectively, which amounts were waived in full by the Manager in fiscal years 2001, 2002 and
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2003, resulting in no management fee being paid to the Manager by Dreyfus Premier International Opportunities Fund for fiscal 2001, 2002 and 2003.

     As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

     Distributor. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.

     The Distributor compensates certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") for selling Class A shares and Class T shares subject to a contingent deferred sales charge ("CDSC"), and Class B shares and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Company's Distribution Plan (described below), in part, are used to defray these expenses.

     The amounts retained on the sale of Fund shares by the Distributor from sales loads and from CDSCs, as applicable, with respect to the Fund's Class A, Class B, Class C and Class T shares are set forth below:

Dreyfus Premier	Fiscal Year	Fiscal Year	Fiscal Year
Value Fund	Ended 2003	Ended 2002	Ended 2001
Class A	$24,770	$23,974	$42,664
Class B	$18,044	$39,516	$20,966
Class C	$53	$ 1,177	$ 269
Class T	$1	$ 88	$ 14
Dreyfus Premier
International	Fiscal Year	Fiscal Year	Fiscal Year
Opportunities Fund	Ended 2003	Ended 2002	Ended 2001
Class A	$2,738	$4,644	$1,757
Class B	$3,627	$1,619	$1,235
Class C	$2,080	$ 737	$3,201
Class T	$0	$ 0	$ 0

     The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments (Retirement Plans"), or other programs. The term "Retirement Plans" does not include
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IRAs, IRA "Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

     The Distributor, at its expense, may provide promotional incentives to Service Agents that sell shares of the funds advised by the Manager which are sold with a sales load. In some instances, those incentives may be offered only to certain Service Agents who have sold or may sell significant amounts of shares.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.

Mellon Bank, N.A., an affiliate of the Manager, One Mellon Bank Center, Pittsburgh,

Pennsylvania 15258, acts as custodian of the investments of Dreyfus Premier Value Fund. The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10007, acts as custodian of the investments of Dreyfus Premier International Opportunities Fund. Neither custodian has any part in determining the investment policies of a Fund or which securities are to be purchased or sold by the Fund. Under separate custody agreements with the Company, each custodian holds the relevant Fund's securities and keeps all necessary accounts and records. For its custody services, each custodian receives a monthly fee based on the market value of the relevant Fund's assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

     General. Class A shares, Class B shares, Class C shares, and Class T shares may be purchased only by clients of Service Agents, except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company reserves the right to reject any purchase order.

     Each Fund also offers Class R shares only to (i) bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of a Fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. In addition, holders of Class R shares of a Fund who have held their shares since June 5, 2003 may continue to purchase Class R shares of the Fund for

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their existing accounts whether or not they would otherwise be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

     When purchasing Fund shares, you must specify which Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated Distribution Plan fee, Shareholder Services Plan fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated Shareholder Services Plan fee and initial sales charge on Class A shares or the accumulated Distribution Plan fee, Shareholder Services Plan fee and initial sales charge on Class T shares, purchased at the same time, and to what extent, if any, such differential could be offset by the return on Class A shares and Class T shares, respectively. You may also want to consider whether, during the anticipated life of your investment in the Fund, the accumulated Distribution Plan fee, Shareholder Services Plan fee, and initial sales charge on Class T shares would be less than the accumulated Shareholder Services Plan fee and higher initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential could be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider purchasing Class A shares because the accumulated continuing Distribution Plan and Shareholder Services Plan fees on Class B shares or Class C shares and the accumulated Distribution Plan fee, Shareholder Services Plan fee and initial sales charge on Class T shares may exceed the accumulated Shareholder Services Plan fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing Distribution Plan and Shareholder Services Plan fees.

     In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Third parties may receive payments from Dreyfus in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. Please consult a representative of your plan or financial institution for further information. You should consult your Service Agent in this regard.

     The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Fund shares are offered without regard to the minimum initial investment requirements to

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Board members of a fund advised by the Manager, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

     Fund shares also may be purchased through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the relevant Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Third parties may receive payments from the Manager in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Funds instead of other mutual funds where such payments are not received. Please consult a representative of your plan or financial institution for further information.

     Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (the "NYSE") (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on the next business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of

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Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

     Class A Shares. The public offering price for Class A shares of each Fund is the net asset value per share of that Class plus, except for shareholders beneficially owning Class A shares of Dreyfus Premier Value Fund on November 30, 1996, a sales load as shown below:

	Total Sales Load – Class A

			Dealers'
	As a % of	As a % of	reallowance as a
Amount of Transaction	offering price per	net asset value	% of offering
	share	per share	price

Less than $50,000	5.75	6.10	5.00
$50,000 to less than $100,000	4.50	4.70	3.75
$100,000 to less than $250,000	3.50	3.60	2.75
$250,000 to less than $500,000	2.50	2.60	2.25
$500,000 to less than $1,000,000	2.00	2.00	1.75
$1,000,000 or more	-0-	-0-	-0-

     For shareholders who beneficially owned Class A shares of Dreyfus Premier Value Fund on November 30, 1996, the public offering price for Class A shares of such Fund is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load – Class A

			Dealers'
	As a % of	As a % of	reallowance as a
Amount of Transaction	offering price per	net asset value	% of offering
	share	per share	price

Less than $50,000	4.50	4.70	4.25
$50,000 to less than $100,000	4.00	4.20	3.75
$100,000 to less than $250,000	3.00	3.10	2.75
$250,000 to less than $500,000	2.50	2.60	2.25
$500,000 to less than $1,000,000	2.00	2.00	1.75
$1,000,000 or more	-0-	-0-	-0-

     A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

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     Set forth below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A shares on October 31, 2003:

	Dreyfus	Dreyfus Premier
	Premier Value	International
	Fund	Opportunities Fund

Net Asset Value per Share	$16.94	$11.70
Per Share Sales Charge - 5.75%*
of offering price (6.10% of
net asset value per share)	$ 1.03	$ 0.71
Per Share Offering Price to
the Public	$ 17.97	$ 12.41

*	Class A shares of Dreyfus Premier Value Fund purchased by shareholders beneficially owning Class A shares of such Fund on November 30, 1996 are subject to a different sales load schedule, as described above.

     Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager or its affiliates, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

     Class A shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan invested all or a portion of its assets in funds in the Dreyfus Premier Family of Funds, or the Dreyfus Family of Funds, or certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of the Manager, or certain other products made available by the Distributor to such plans.

     Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State

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or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     Class T Shares. The public offering price for Class T shares is the net asset value per share of that Class plus a sales load as shown below:

		Total Sales Load – Class T

				Dealers'
		As a % of	As a % of net	reallowance as
		offering price	asset value	of % of
Amount of Transaction		per share	per share	offering price
Less than $50,000	.	4.50	4.70	4.00
$50,000 to less than $100,000	.	4.00	4.20	3.50
$100,000 to less than $250,000	.	3.00	3.10	2.50
$250,000 to less than $500,000	.	2.00	2.00	1.75
$500,000 to less than $1,000,000	.	1.50	1.50	1.25
$1,000,000 or more	.	-0-	-0-	-0-

     A CDSC of 1% will be assessed at the time of redemption of Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in the Fund (assuming ineligibility to purchase Class R shares) generally will find it beneficial to purchase Class A shares rather than Class T shares.

     Set forth below is an example of the method of computing the offering price of each Fund's Class T shares. The example assumes a purchase of Class T shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class T shares on October 31, 2003:

	Dreyfus	Dreyfus Premier
	Premier Value	International
	Fund	Opportunities Fund

Net Asset Value per Share	$16.51	$11.77
Per Share Sales Charge - 4.50%
of offering price (4.70% of
net asset value per share)	$ 0.78	$ 0.55
Per Share Offering Price to the Public
	$ 17.29	$ 12.32

     Class T shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class T shares also may be purchased (including by exchange) at net asset value

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without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) Plan invested all or a portion of its assets in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders, or certain other products made available by the Distributor to such plans.

"DELETED INFORMATION

     Sales Loads--Class A and Class T Shares. The scale of sales loads applies to purchases of Class A and Class T shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Dealer Reallowance -- Class A and Class T Shares. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers.

     Right of Accumulation -- Class A and Class T Shares. Reduced sales loads apply to any purchase of Class A and Class T shares by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold shares of a Fund, or shares of certain other funds advised by the Manager or Founders which are subject to a front-end sales load or a CDSC or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds") or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.5% of the offering price in the case of Class A shares, or 4.0% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase. Class A shares purchased by shareholders beneficially owning Class A shares of Dreyfus Premier Value Fund on November 30, 1996 are subject to a different sales load schedule, as described above under "Class A Shares."

     To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

     Class B Shares. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

     Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares

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converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

     Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares – Contingent Deferred Sales Charge--Class C Shares."

     Class R Shares. The public offering for Class R shares is the net asset value per share of that Class.

     Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account, which will subject the purchase order to a processing delay. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the share price determined on the second bank business day following such purchase order. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     Class B, Class C, and Class T shares are subject to a Distribution Plan and Class A, Class B, Class C, and Class T shares are subject to a Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") with respect to each Fund's Class B, Class C, and Class T shares, pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares, and 0.25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and holders of its Class B, Class C, and Class T shares.

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     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of a Fund's Class B, Class C, or Class T shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of a Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

     For the fiscal year ended October 31, 2003, Dreyfus Premier Value Fund paid $62,658, $8,486 and $198 and with respect to its Class B, Class C and Class T shares, respectively, to the Distributor pursuant to the Distribution Plan. For the fiscal year ended October 31, 2003 Dreyfus Premier International Opportunities Fund paid $15,335, $17,208 and $194, with respect to its Class B, Class C and Class T shares, respectively, to the Distributor pursuant to the Distribution Plan.

     Shareholder Services Plan. The Company has adopted a Shareholder Services Plan with respect to each Fund, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of the Fund's Class A, Class B, Class C, and Class T shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan (as to each relevant Class), and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to the relevant Class of shares of a Fund, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended October 31, 2003, Class A, Class B, Class C and Class T shares of Dreyfus Premier Value Fund paid $270,175, $20,886, $2,829 and $198, respectively, pursuant to the Shareholder Services Plan. For the fiscal year ended October 31, 2003, Class A, Class B, Class C and Class T shares of Dreyfus Premier International Opportunities Fund paid $11,226, $5,112, $5,736 and $194, respectively, to the Distributor pursuant to the Shareholder Services Plan.
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HOW TO REDEEM SHARES

     General. Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire, telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder® order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     If you hold shares of more than one Class of Fund shares, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     Contingent Deferred Sales Charge--Class B Shares. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

     If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the CDSC for Class B shares of each Fund, except as set forth below for certain shareholders of Dreyfus Premier Value Fund:

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CDSC as a % of
Year Since	Amount Invested or
Purchase Payment	Redemption Proceeds
Was Made	(whichever is less)

First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00

     The following table sets forth the rates of the CDSC for Class B shares of Dreyfus Premier Value Fund purchased by shareholders who beneficially owned Class B shares of such Fund on November 30, 1996:

CDSC as a % of
Year Since	Amount Invested or
Purchase Payment	Redemption Proceeds
Was Made	(whichever is less)

First	3.00
Second	3.00
Third	2.00
Fourth	2.00
Fifth	1.00
Sixth	0.00

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; and finally, of amounts representing the cost of shares held for the longest period.

     For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     Contingent Deferred Sales Charge--Class C Shares. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

Waiver of CDSC . The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b)

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redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A, Class B, or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account you have specified on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

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     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sells such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.
SHAREHOLDER SERVICES

     Fund Exchanges. You may purchase, in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and with respect to Class T shares, Class A shares of certain Dreyfus Premier fixed- income funds, to the extent such shares

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are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:
A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.
B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.
C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.
D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.
E.	Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number.

     You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

     To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over The Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

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     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components --redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of a Fund, shares of the same Class of certain other funds advised by the Manager or shares of certain funds advised by Founders, of which you are a shareholder. Class T shares also may be exchanged for Class A shares of Dreyfus Premier fixed income funds that do not offer Class T shares. This Privilege is available only for existing accounts. With respect to Class R shares held by a

Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611, or visiting the Dreyfus.com website. The Company reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

     Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll

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department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of the same Class of shares of certain other funds advised by the Manager or certain funds advised by Founders of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.
B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.
C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.
D.	Dividends and distributions paid by a fund may be invested in the shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling the Fund. The Automatic Withdrawal Plan may be terminated at any time by you, the Company or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     No CDSC with respect to Class B or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal.

Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

     Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should
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consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

     Letter of Intent--Class A and Class T Shares. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A and Class T shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation" above) purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

     Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

     Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and Rollover IRAs), Education Savings Accounts, and 403(b)(7) Plans. Plan support services also are available.

     If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

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You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

     Valuation of Portfolio Securities. Portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York, or at such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Funds' securities. Short-term investments may be carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan and Shareholder Services Plan, as applicable, are accrued daily and taken into account for the purpose of determining the net asset value of each Fund's shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

     Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are determined by the Company not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the Company to have changed the value of the security), or are not valued by a pricing service approved by the Company's Board, are valued at fair value as determined in good faith based on procedures approved by the Board. The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. Restricted securities which are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     NYSE Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Management believes that each Fund qualified as a "regulated investment company" under the Code for the fiscal year ended October 31, 2003. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net
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income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If a Fund does qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     A Fund may qualify for and make an election under which shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries. A Fund may make such election provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution requirements. The foreign tax credit available to shareholders is subject to certain limitations.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Gain or loss, if any, realized by a Fund from certain forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund.

     Offsetting positions held by a Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extend the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in
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different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

     If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

     Investment by a Fund in securities issued or acquired at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.

     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

     General. The Manager assumes general supervision over the placement of securities buy and sell orders on behalf of the funds it manages. In choosing brokers, the Manager evaluates the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other considerations. Brokers are selected after a review of all relevant criteria, which may include: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; a broker's ability to ensure that the shares will be delivered on settlement

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date; a broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the brokers' infrastructure and operational capabilities. At various times and for various reasons, certain factors will be more important than others in determining which broker to use.

     The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers and the trading desks ordinarily will seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one account. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. Generally, bunched trades will be allocated among the participating accounts based on the number of shares designated for each account on the trade order. If securities available are insufficient to satisfy the requirements of the participating accounts, available securities generally are allocated among accounts pro rata, based on order sizes. In the case of debt securities, the pro rata allocation is based on the accounts' asset sizes. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating account. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration, credit exposure).

     Dreyfus Premier International Opportunities Fund is managed by dual employees of the Manager and an affiliated entity in the Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entities. While the policies and procedures of the affiliated entities are different than those of the Manager, they are based on the same principles, and are substantially similar.

     The Manager may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager may arrange to have the purchase and sale transaction effected directly between its accounts ("cross transactions"). Cross transactions will be effected pursuant to procedures adopted under Rule 17a-7 under the 1940 Act.

     In connection with its portfolio securities transactions for the fiscal years ended October 31, 2001, 2002 and 2003, Dreyfus Premier Value Fund paid total brokerage commissions of $354,283, $259,766 and $265,518, respectively. For the fiscal years ended October 31, 2001, 2002 and 2003, Dreyfus Premier International Opportunities Fund paid total brokerage commissions of $14,866, $18,396 and $35, 694, respectively. These amounts do not include gross spreads and concessions with principal transactions which, where determinable for fiscal years ended October 31, 2001, 2002 and 2003, amounted to $112,049, $22,125 and $22,532, respectively, for Dreyfus Premier Value Fund, and $0, $0 and $0, respectively, for Dreyfus Premier International Opportunities Fund. None of the aforementioned amounts were paid to the Distributor.

     The Company contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager or an affiliate. The Company's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager or its affiliates are reasonable and fair.

     During the fiscal year ended October 31, 2003, Dreyfus Premier Value Fund paid to Harborside Plus, Inc. brokerage commissions of $258, which amounted to approximately 0.1% of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 0.2% of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions. There were no brokerage commissions paid to the Manager or its affiliates for the fiscal year ended October 31, 2002. During the

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fiscal year ended October 31, 2001, Dreyfus Premier Value Fund paid to Deutsche Bank Securities, Inc. brokerage commissions of $2,484, which amounted to approximately 1% of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 2% of the aggregate dollar amount of transaction for which the Fund paid brokerage commissions.

     With respect to Dreyfus Premier International Opportunities no brokerage commissions were paid to the Manager or its affiliates for the fiscal years ended October 31, 2001.

     IPO Allocations (Dreyfus Premier Value Fund). The Manager has adopted IPO procedures that require portfolio managers seeking to participate in an IPO to use reasonable efforts to indicate their interest in the IPO, in writing, to the Manager's Equity Trading Desk at least 24 hours before the pricing of shares offered in the IPO. Generally, the number of shares requested by a portfolio manager must be limited to the number of IPO shares which, if received, would not exceed a portion that is 0.50% greater than the fund's average equity position.

     Portfolio managers may specify a minimum number of shares deemed to be an adequate allocation for a fund, and will not receive an allocation of less than the number of shares so specified. Portfolio managers must accept an allocation that is equal to or greater than the minimum number of shares requested, but are not required to accept shares in excess of the amount requested. Any de minimis adjustment may result in larger funds participating in IPOs to a lesser extent than smaller funds.

     A portfolio manager who indicates an interest in participating in an IPO on behalf of less than all of the funds under his or her management must explain why shares are not being requested on behalf of each non-participating fund.

     Based on the indications of interest, the Equity Trading Desk establishes an appropriate order size for each fund. In establishing the appropriate order sizes, the following factors may be considered: (i) the number of shares requested for each fund; (ii) the relative size of each fund; (iii) each fund's investment objectives, style and portfolio composition, and (iv) any other factors relevant to achieving a fair and equitable allocation among funds.

     If there are insufficient securities to satisfy all orders, allocations are generally made among participating funds pro rata on the basis of each fund's order size. Allocations may deviate from a strict pro rata allocation if the Chief Investment Officer or his designee determines that it is fair and equitable to allocate on other than a pro rata basis.

     Certain funds or groups of funds (each, a "Rotational Group") may participate in IPOs on a rotational basis. Each Rotational Group participates in an IPO based on a pre-determined sequential order and only one Rotational Group may participate in a particular IPO. Shares allocated to a Rotational Group generally are re-allocated pro rata to the funds in the group based on the order size as determined by the Equity Trading Desk.

     IPO Allocations (Dreyfus Premier International Opportunities Fund). The Fund's portfolio managers are dual employees of the Manager and The Boston Company Asset Management ("TBCAM") and are subject to the IPO procedures of TBCAM. Under the procedures, all portfolio managers seeking to participate in an IPO must indicate their interest in the IPO to the equity trader prior to the pricing of the offering. Portfolio managers may specify for each account the minimum position deemed to be an adequate allocation. Shares received in an offering are allocated among participating accounts on a pro rata basis based on account size, with a minimum domestic equity allocation of ten shares to any one account.

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     Soft Dollars. Subject to the policy of seeking the best combination of price and execution, each Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

     The services and products provided under these arrangements permit the Manager to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.

     Some of the research products or services received by the Manager may have both a research function and a non-research administrative function (a "mixed use"). If the Manager determines that any research product or service has a mixed use, the Manager will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Manager determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Manager in hard dollars. Any such allocation may create a conflict of interest for the Manager.

     Dreyfus Premier International Opportunities Fund is managed by dual employees of the Manager and an affiliated entity in the Mellon organization. The affiliated entity effects trades for funds managed by these dual employees. Because those funds may benefit from the research products and services the affiliated entity receives from brokers, commissions generated by those funds may be used to help pay for research products and services used by the affiliated entity.

     The Manager generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Manager to compensate the selected brokerage firm for research provided. The Manager endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research the Manager believes is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

     The Manager may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Manager in providing investment advice to any of the Funds or clients it advises. Likewise, information made available to the Manager from brokerage firms effecting securities transactions for a Fund may be utilized on behalf of another Fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

     The aggregate amount of transactions during the last fiscal year in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

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	Transaction	Commissions and
	Amount	Concessions
Dreyfus Premier Value Fund	$27,267,255	$50,942
Dreyfus Premier International Opportunities Fund	$0	$0

     Regular Broker-Dealers. A Fund may execute transactions with one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities. For the fiscal year ended October 31, 2002, both Dreyfus Premier Value Fund and Dreyfus Premier International Opportunities Fund acquired securities of its regular brokers or dealers. The following chart lists the issuer of the securities and the aggregate value of such securities per issuer, as of October 31, 2003.

	Name of Regular Broker or	Aggregate Value of
	Dealer (Issuer)	Securities

Dreyfus Premier Value Fund	Banc of America Securities LLC	$3,052,000
	J.P. Morgan Chase & Co.	$1,397,000
	Citigroup Global Markets Inc.	$6,081,000
	Goldman, Sachs & Co.	$470,000
	Merrill, Lynch, Pierce, Fenner &	$947,000
	Smith Inc.
	Morgan Stanley Dean Witter & Co	$1,734,000

Dreyfus Premier International
Opportunities Fund	Deutsche Bank Securities, Inc.	$72,000

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE
DREYFUS FAMILY OF FUNDS

     The Board of each fund in the Dreyfus Family of Funds has delegated to the Manager the authority to vote proxies of companies held in the fund's portfolio. The Manager, through its participation on the Mellon Proxy Policy Committee (the "MPPC") applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

     The Manager recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment's adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

     The Manager seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship
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factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

     All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated and necessary to reflect new issues and any changes in Mellon's or the Manager's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

     When evaluating proposals, the MPPC recognizes that the management of a publicly held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with a short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters, which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

     On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issues, including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

     In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally voted against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

PERFORMANCE INFORMATION

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A or Class T) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the

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result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of Class A or Class T the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

     The average annual total return for the one-, five-, and ten-year periods ended October 31, 2003, or since the Fund's commencement of operations (as indicated), for each Fund (and Class of shares), was as follows:

	Average Annual	Average Annual	Average Annual	Average Annual
	Total Return for	Total Return for	Total Return for	Total Return
Name of Fund	One Year	5 Years	10 Years	Since Inception

Dreyfus Premier
Value Fund
Class A	10.31%	0.81%	5.04%	-
Class B	12.04%	0.88%	5.18%*	-
Class C	14.95%	1.13%	N/A	5.54%(1)
Class R	16.64%	1.64%	N/A	6.10%(1)
Class T	10.29%	N/A	N/A	-1.67%(2)

Dreyfus Premier
International
Opportunities
Fund
Class A	18.00%	2.95%	N/A	0.83%(3)
Class B	19.99%	2.94%	N/A	0.89%(3)
Class C	22.92%	3.32%	N/A	1.07%(3)
Class R	25.72%	4.49%	N/A	2.19%(3)

Class T	21.49%	N/A	N/A	-1.52%(2)

*Assumes conversion from Class B to Class A shares at the end of the sixth year following the date of purchase.
(1)	From September 1, 1995 (commencement of operations) through October 31, 2003.
(2)	From March 1, 2000 (commencement of operations) through October 31, 2003.
(3)	From March 31,1998 (commencement of operations) through October 31, 2003.

     Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A or Class T shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.

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The total return for each Fund for the indicated period ended October 31, 2003 was as follows:

Total Return Since Inception
	Based on Net Asset Value	Total Return Since Inception
	(without deduction of maximum	Based on Maximum Offering Price
	Sales Load or CDSC, as	(with deduction of applicable
Name of Fund	Applicable)	CDSC)

Dreyfus Premier Value
Fund
Class A	363.60% (1)	337.10% (1)
Class B	84.16% (2)*	N/A
Class C	55.39% (3)	N/A
Class R	62.23% (3)	N/A
Class T	-1.57% (4)	-5.99% (4)

Dreyfus Premier
International
Opportunities Fund
Class A	11.11% (5)	4.74% (5)
Class B	6.00% (5)	5.09% (5)
Class C	6.13% (5)	N/A
Class R	12.88% (5)	N/A
Class T	-0.98% (4)	-5.47 (4)

*Assumes conversion from Class B to Class A shares at the end of the sixth year following the date of purchase.
(1)	From October 16, 1986 (commencement of operations) through October 31, 2003.
(2)	From January 15, 1993 (commencement of operations) through October 31, 2003.
(3)	From September 1, 1995 (commencement of operations) through October 31, 2003.
(4)	From March 1, 2000 (commencement of operations) through October 31, 2003.
(5)	From March 31,1998 (commencement of operations) through October 31, 2003.

     From time to time, the after-tax returns of each Fund may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load, if any, and other charges from this initial investment. After-tax returns (including those reflecting Fund distributions and/or redemption of Fund shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sale of Fund shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and the tax character of each distribution are as specified by a Fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts or certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

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INFORMATION ABOUT THE COMPANY AND FUNDS

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

     To date, the Board has authorized the creation of two series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

     Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Company's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Company, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four purchases/redemptions or exchanges (so called roundtrips) during any twelve-month period, or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Company may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Company's management, the Fund would

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be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Company will take no other action with respect to the Fund shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Company's policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

The Company is organized as a business trust under the laws of the Commonwealth of

Massachusetts. Under Massachusetts law, shareholders of a Fund could, under certain circumstances, be held personally liable for the obligations of that Fund. However, the Company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or a Trustee. The Trust Agreement provides for indemnification from each Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Each Fund will send annual and semi-annual financial statements to all its shareholders.

The following shareholders owned of record 5% or more of the outstanding voting securities of the indicated Funds on February 5, 2004.

		Percentage of
Fund	Name and Address	Outstanding Shares

Premier Value
Fund

Class B	Merrill Lynch Price Fenner & Smith
	For the Sole Benefit of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Drive, E. Floor 3
	Jacksonville, FL 32246-6484	26.16%

	UBS Financial Services, Inc.
	Mutual Fund Department
	1000 Harbor Boulevard, 8th Floor
	Weehawken, NJ 07807	6.27%

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	Pershing LLC
	Pershing Division-Transfer Dept., 7th Floor
	P.O. Box 2052
	Jersey City, NJ 07303	5.99%
	Wells Fargo Investments LLC
	608 Second Avenue South
	Minneapolis, MN 55479-0001	5.61%
Class C	Merrill Lynch Price Fenner & Smith
	For the Sole Benefit of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Drive, E. Floor 3
	Jacksonville, FL 32246-6484	48.68%
	Pershing LLC
	Pershing Division-Transfer Dept., 7th Floor
	P.O. Box 2052
	Jersey City, NJ 07303	12.54
	Citigroup Global Markets, Inc.
	333 West 34th Street, 3rd Floor
	New York, NY 10001-2402	8.66%
Class R	Dreyfus Trust Corporation, Custodian
	Gayle Striar Herman
	Under 403(B)7 Plan
	18 Mohegan Place
	New Rochelle, NY 10804-1305	34.40%
	Dreyfus Trust Corporation, Custodian
	James Newcomb
	Under 403(B)7 Plan
	1925 College Avenue
	Stevens Point, WI 54481-3067	24.40%
	Fifth Third Bank
	For the Benefit of Jo A. Sdi
	P.O. Box 3385
	Cincinnati, OH 45263-0001	15.98%
	Dreyfus Trust Corporation, Custodian
	Katherine B. Carter
	Under 403(B)7 Plan
	76 Main Road South
	Hampden, ME 04444-1303	13.91%

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	Dreyfus Trust Corporation, Custodian
	Elise Nicks
	Under 403(B)7 Plan
	3525 N. 41st Street
	Milwaukee, WI 53216-3434	7.22%

Class T	Circle Trust Company, Custodian
	For the Benefit of Goldin Pieser & Pieser LLP
	Safe Harbor 401(k) Plan
	Metro Center
	1 Station Place
	Stamford, CT 06902-6800	22.64%

	Circle Trust Company, Custodian
	For the Benefit Harper Construction Co., Inc.
	401(k) Profit Sharing Plan
	Metro Center
	1 Station Plaza
	Stamford, CT 06902-6800	16.98%

	Circle Trust Company, Custodian
	Diagnostic Assoc. of North Texas P.A.
	401(k) Profit Sharing Plan
	Metro Center
	1 Station Plaza
	Stamford, CT 06902-6800	13.67%

	NFSC
	For the Exclusive Benefit of #CP1-000019
	Premiere Select Retirement Plan
	NFSC/FMTC, Trustee
	Attn: Kim Wood
	511 Congress Street
	Portland, ME 04101-3482	11.91%

	Scott Stringfellow, Inc.
	90 East Main Street
	Richmond, VA 23219-3002	9.67%

	Dreyfus Trust Corporation, Custodian
	For the Benefit of Sally M. Hummel
	Under IRA Rollover Plan
	7601 Redmont Dr.
	Arlington, TX 76001-6950	6.93%

	Circle Trust Company, Custodian
	For the Benefit of Goldk Ominbus Account
	Metro Center
	1 Station Place
	Stamford, CT 06902-6800	5.82%

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	Circle Trust Company, Custodian
	For the Benefit of Pearson & Price PLLC
	401(k) Plan
	Metro Center
	1 Station Place
	Stamford, CT 06902-6800	5.29%
Premier
International
Opportunities
Fund
Class A	Merrill Lynch Price Fenner & Smith
	For the Sole Benefit of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Drive, E. Floor 3
	Jacksonville, FL 32246-6484	17.86%
	Pershing LLC
	Pershing Division-Transfer Dept., 7th Floor
	P.O. Box 2052
	Jersey City, NJ 07303	17.36%
	UBS Financial Services, Inc.
	Mutual Funds Department
	1000 Harbor Boulevard, 8th Floor
	Weehawken, NJ 07807	6.23%
	Nationwide Insurance Co. Trust
	C/O IPO Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029	5.95%
	National Financial Services
	82 Devonshire Street
	Boston, MA 02109-3605	5.67%
Class B	Merrill Lynch Price Fenner & Smith
	For the Sole Benefit of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Drive, E. Floor 3
	Jacksonville, FL 32246-6484	23.36%
	Pershing LLC
	Pershing Division-Transfer Dept., 7th Floor
	P.O. Box 2052
	Jersey City, NJ 07303	11.71%

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	First Clearing, LLC
	10750 Wheat First Drive
	Glen Allen, VA 23060-9245	10.49%

	American Enterprise Investment
	Mutual Funds Operations I9/190
	P.O. Box 9446
	Minneapolis, MN 55440-9446	8.64%

	Wells Fargo Investments, LLC
	608 Second Avenue South
	Minneapolis, MN 55479-0001	5.92%

	National Financial Services
	82 Devonshire Street
	Boston, MA 02109-3605	5.80%
Class C
	Merrill Lynch Price Fenner & Smith
	For the Sole Benefit of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Drive, E. Floor 3
	Jacksonville, FL 32246-6484	54.28%

	National Financial Services
	82 Devonshire Street
	Boston, MA 02109-3605	7.77%

	HUBCO Regions Financial Corp.
	Attn: Trust Operations, 14th Floor
	P.O. Box 830688
	Birmingham, AL 35283-0688	5.54%

Class R	Pershing LLC
	Pershing Division-Transfer Dept., 7th Floor
	P.O. Box 2052
	Jersey City, NJ 07303-2052	55.77%

	MAC & Co.
	Attn: MPAM Operations
	Mutual Fund Unit
	P.O. Box 534005
	Pittsburgh, PA 15253-4005	44.23%

Any person or entity that owns 25% or more of a fund's outstanding voting shares is deemed a
"control person" of a fund under the 1940 Act. MBIC is a subsidiary of Mellon Financial Corporation.

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COUNSEL AND INDEPENDENT AUDITORS

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

     Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Company.

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APPENDIX
Rating Categories

     Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch Ratings ("Fitch"):

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

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Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1

A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

Moody's
Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

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A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.
High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.
Fitch
Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

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Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

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